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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported): January 24, 2007


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


       Georgia                         0-23340                    62-0342590
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


         504 Thrasher Street, Norcross, Georgia                  30071
        (Address of principal executive offices)              (Zip Code)


                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On January 4, 2007, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "January 4 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Thursday, Janaury 25, 2007, at 11:00 a.m. ET to discuss financial results for the first quarter of fiscal 2007 (the "Conference Call").

On January 24, 2007, Rock-Tenn issued a press release (the "Press Release") that announced Rock-Tenn's financial results for the first quarter of fiscal 2007. A copy of the January 24 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The January 4 Press Release and the January 24 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the January 24 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 9.01. Financial Statements and Exhibits.

        (c)     Exhibits

                99.1  January 24 Press Release (furnished pursuant to Item 2.02)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ROCK-TENN COMPANY
                                      (Registrant)


Date: January 25, 2007                By: /s/ Steven C. Voorhees
                                          --------------------------------------
                                          Steven C. Voorhees
                                          Executive Vice-President and Chief
                                          Financial Officer (Principal Financial
                                          Officer, Principal Accounting
                                          Officer and duly authorized officer)



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                                INDEX TO EXHIBITS

Exhibit Number and Description
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99.1    January 24, 2007 Press Release (furnished pursuant to Item 2.02)



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